                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 26, 1994



                   INTERNATIONAL LEASE FINANCE CORPORATION
           (Exact name of registrant as specified in its charter)



   California                     0-11350                     22-3059110
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)


   1999 Avenue of the Stars, 39th Floor, Los Angeles, California  90067
(Address of principal executive offices)                           (Zip Code)



     Registrant's telephone number including area code:  (310) 788-1999


       (Former name or former address, if changed since last report.) Not applicable.

Item 7.  Financial Statements and Exhibits



  (c)  Exhibits

    1.1  Underwriting Agreement, dated July 26, 1994, among the
         Registrant, Lehman Brothers Inc. and Citicorp
         Securities, Inc. relating to the Registrant's 6-3/4%
         Notes due August 1, 1997 (the "Notes").

    4.1  Officers' Certificate (without exhibits), dated
         August 2, 1994, establishing the terms of the Notes.

    4.2  Form of certificate for the Notes.

    5.1 Opinion of O'Melveny & Myers regarding the legality of the Notes.

    23.1 Consent of O'Melveny & Myers (included in Exhibit 5.1 hereto).

  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       INTERNATIONAL LEASE FINANCE CORPORATION


                             ___/s/ Pamela S. Hendry__________
                              By:  Pamela S. Hendry
                                   Assistant Vice President-
                                   Finance and Controller


DATED:  August 2, 1994